UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY
Investment Company Act file number 811-08476
The Gabelli Global Multimedia Trust Inc.

(Exact name of registrant as specified in charter)
One Corporate Center
Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)
Bruce N. Alpert
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-800-422-3554
Date of fiscal year end: December 31
Date of reporting period: September 30, 2010
Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.
The Schedule(s) of Investments is attached herewith.
The Gabelli Global Multimedia Trust Inc.
Third Quarter Report
September 30, 2010
To Our Shareholders,
     During the third quarter of 2010, The Gabelli Global Multimedia Trust’s (the “Fund”) total return was 18.2% on a net asset value (“NAV”) basis, compared with 13.8% and 11.3% for the Morgan Stanley Capital International (“MSCI”) World Free Index and the Standard & Poor’s (“S&P”) 500 Index, respectively. The total return for the Fund’s publicly traded shares was 18.0% during the third quarter of 2010.
Enclosed is the investment portfolio as of September 30, 2010.
Comparative Results
Average Annual Returns through September 30, 2010 (a) (Unaudited)

								Since
		Year to						Inception
	Quarter	Date	1 Year	3 Year	5 Year	10 Year	15 Year	(11/15/94)
Gabelli Global Multimedia Trust
NAV Total Return (b)	18.19%	13.81%	18.11%	(15.44)%	(2.83)%	(2.71)%	6.48%	6.90%
Investment Total Return (c)	17.95	21.12	28.08	(13.65)	(0.89)	(1.43)	7.45	6.90
S&P 500 Index	11.30	3.91	10.18	(7.15)	0.64	(0.43)	6.45	7.96 (d)
MSCI World Free Index	13.78	2.58	6.76	(8.29)	1.30	0.79	5.19	5.92 (d)

(a)	Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The S&P 500 and MSCI World Free Indices are unmanaged indicators of stock market performance. Dividends are considered reinvested except for the MSCI World Free Index. You cannot invest directly in an index.

(b)	Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date, and adjustments for rights offerings and are net of expenses. Since inception return is based on an initial NAV of $7.50.

(c)	Total returns and average annual returns reflect changes in closing market values on the New York Stock Exchange, reinvestment of distributions, and adjustments for rights offerings. Since inception return is based on an initial offering price of $7.50.

(d)	From November 30, 1994, the date closest to the Fund’s inception for which data is available.
We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
SCHEDULE OF INVESTMENTS
September 30, 2010 (Unaudited)

		Market
Shares		Value
	COMMON STOCKS — 95.0%
	DISTRIBUTION COMPANIES — 57.7%
	Broadcasting — 8.8%
10,000	Asahi Broadcasting Corp.	$53,785
55,000	CBS Corp., Cl. A, Voting	874,500
12,000	CBS Corp., Cl. B, Non-Voting	190,320
6,400	Chubu-Nippon Broadcasting Co. Ltd.	33,886
21,000	Cogeco Inc.	642,920
2,000	Corus Entertainment Inc., Cl. B, New York	41,780
13,000	Corus Entertainment Inc., Cl. B, Toronto	272,913
75,000	Discovery Communications Inc., Cl. A†	3,266,250
60,000	Discovery Communications Inc., Cl. C†	2,291,400
27,000	Fisher Communications Inc.†	470,610
30,000	Gray Television Inc.†	60,300
9,000	Grupo Radio Centro SAB de CV, ADR	69,030
4,550	Lagardere SCA	177,741
28,000	LIN TV Corp., Cl. A†	124,320
4,000	M6 Metropole Television SA	94,064
68,566	Media Prima Berhad	47,976
4,000	Nippon Television Network Corp.	514,135
4,650	NRJ Group	44,374
1,000	NTN Buzztime Inc.†	390
500	Radio One Inc., Cl. A†	1,115
3,500	RTL Group SA	305,368
88,000	Salem Communications Corp., Cl. A†	261,360
45,000	Sinclair Broadcast Group Inc., Cl. A†	315,900
25,000	Societe Television Francaise 1	389,208
50,000	Television Broadcasts Ltd.	285,480
135,000	Tokyo Broadcasting System Holdings Inc.	1,736,823
258	TV Asahi Corp.	346,143
240,000	TV Azteca SA de CV, CPO	163,026
27,000	UTV Media plc	57,895

		13,133,012

	Business Services — 0.1%
1,000	Convergys Corp.†	10,450
6,000	Impellam Group plc†	12,960
10,000	Monster Worldwide Inc.†	129,600

		153,010

	Cable — 12.9%
16,578	Austar United Communications Ltd.†	15,142
225,000	Cablevision Systems Corp., Cl. A	5,892,750
38,500	Cogeco Cable Inc.	1,366,153
30,000	Comcast Corp., Cl. A	542,400
18,000	Comcast Corp., Cl. A, Special	306,180
10,600	Mediacom Communications Corp., Cl. A†	70,066
131,690	Rogers Communications Inc., Cl. B, New York	4,929,157
19,310	Rogers Communications Inc., Cl. B, Toronto	722,741
40,000	Scripps Networks Interactive Inc., Cl. A	1,903,200
18,000	Shaw Communications Inc., Cl. B, New York	396,180
78,000	Shaw Communications Inc., Cl. B, Toronto	1,717,835
22,000	Time Warner Cable Inc.	1,187,780

		19,049,584

	Consumer Services — 2.1%
4,000	Bowlin Travel Centers Inc.†	5,240
4,000	Coinstar Inc.†	171,960
20,000	H&R Block Inc.	259,000
25,000	IAC/InterActiveCorp.†	656,750
110,000	Liberty Media Corp. — Interactive, Cl. A†	1,508,100
2,000	Netflix Inc.†	324,320
25,000	TiVo Inc.†	226,500

		3,151,870

	Diversified Industrial — 1.0%
22,000	Bouygues SA	944,284
18,432	Contax Participacoes SA, ADR	57,876
14,000	General Electric Co.	227,500
12,000	Jardine Strategic Holdings Ltd.	321,600
6,000	Malaysian Resources Corp. Berhad	4,082

		1,555,342

	Entertainment — 5.3%
2,800	British Sky Broadcasting Group plc, ADR	123,760
20,000	Canal+ Groupe	145,868
4,005	Chestnut Hill Ventures† (a)	182,428
280,000	Grupo Televisa SA, ADR	5,297,600
58,000	Madison Square Garden Inc., Cl. A†	1,222,640
15,000	Naspers Ltd., Cl. N	733,403
6,000	Regal Entertainment Group, Cl. A	78,720
20,000	Take-Two Interactive Software Inc.†	202,800

		7,987,219

	Equipment — 1.7%
11,000	American Tower Corp., Cl. A†	563,860
2,000	Amphenol Corp., Cl. A	97,960
See accompanying notes to schedule of investments.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2010 (Unaudited)

		Market
Shares		Value
	COMMON STOCKS (Continued)
	DISTRIBUTION COMPANIES (Continued)
	Equipment (Continued)
70,000	Corning Inc.	$1,279,600
2,000	Furukawa Electric Co. Ltd.	7,523
20,000	Motorola Inc.†	170,600
10,000	QUALCOMM Inc.	451,200

		2,570,743

	Financial Services — 0.3%
20,298	BCB Holdings Ltd.†	25,509
20,000	Kinnevik Investment AB, Cl. A	426,981
3,000	Tree.com Inc.†	19,650

		472,140

	Food and Beverage — 0.2%
3,000	Compass Group plc	25,001
2,994	Pernod-Ricard SA	249,997

		274,998

	Real Estate — 0.0%
1,000	Reading International Inc., Cl. B†	7,630

	Retail — 1.5%
40,000	Best Buy Co. Inc.	1,633,200
18,000	HSN Inc.†	538,200

		2,171,400

	Satellite — 5.3%
1,000	Asia Satellite Telecommunications Holdings Ltd.	1,804
170,000	DIRECTV, Cl. A†	7,077,100
28,000	DISH Network Corp., Cl. A	536,480
8,000	EchoStar Corp., Cl. A†	152,640
6,000	PT Indosat Tbk, ADR	182,760
30	SKY Perfect JSAT Holdings Inc.	9,911

		7,960,695

	Telecommunications: Long Distance — 1.7%
2,000	AT&T Inc.	57,200
8,000	Brasil Telecom SA, ADR†	158,800
4,500	Brasil Telecom SA, Cl. C, ADR†	38,790
11,000	Frontier Communications Corp.	89,870
24,000	Philippine Long Distance Telephone Co., ADR	1,436,640
5,000	Portugal Telecom SGPS SA	66,731
87,000	Sprint Nextel Corp.†	402,810
1,000	Startec Global Communications Corp.† (a)	2
8,000	Sycamore Networks Inc.	259,280

		2,510,123

Shares/
Units
	Telecommunications: National — 7.9%
5,000	China Telecom Corp. Ltd., ADR	273,600
5,000	China Unicom Hong Kong Ltd., ADR	72,800
65,000	Deutsche Telekom AG, ADR	885,950
22,000	Elisa Oyj	505,358
3,000	Fastweb SpA†	73,329
3,000	France Telecom SA, ADR	64,590
3,305	Hellenic Telecommunications Organization SA	23,789
35,000	Level 3 Communications Inc.†	32,806
500	Magyar Telekom Telecommunications plc, ADR	8,155
5,000	Nippon Telegraph & Telephone Corp.	218,316
3,000	PT Telekomunikasi Indonesia, ADR	123,870
6,000	Rostelecom, ADR	159,300
30,000	Swisscom AG, ADR	1,207,800
6,000	Telecom Argentina SA, ADR	127,080
400,000	Telecom Italia SpA	558,933
40,000	Telefonica SA, ADR	2,966,000
37,000	Telefonos de Mexico SAB de CV, Cl. L, ADR	552,410
16,000	Telekom Austria AG	240,805
18,172	TeliaSonera AB	147,202
2,400	Telstra Corp. Ltd., ADR	30,456
20,000	tw telecom inc.†	371,400
58,000	Verizon Communications Inc.	1,890,220
89,000	VimpelCom Ltd., ADR†	1,321,650

		11,855,819

	Telecommunications: Regional — 3.8%
30,000	ADC Telecommunications Inc.†	380,100
4,266	Bell Aliant Regional Communications Income Fund	107,262
2,537	Bell Aliant Regional Communications Income Fund (a)(b)	63,789
75,000	Cincinnati Bell Inc.†	200,250
17,000	Tele Norte Leste Participacoes SA, ADR	239,360
59,000	Telephone & Data Systems Inc.	1,935,200
48,000	Telephone & Data Systems Inc., Special	1,360,800
24,000	TELUS Corp.	1,066,459
8,000	TELUS Corp., Non-Voting	338,800

		5,692,020

	Wireless Communications — 5.1%
45,000	America Movil SAB de CV, Cl. L, ADR	2,399,850
3,468	Clearwire Corp., Cl. A†	28,057
2,513	Grupo Iusacell SA de CV† (a)	9,781
See accompanying notes to schedule of investments.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2010 (Unaudited)

		Market
Shares		Value
	COMMON STOCKS (Continued)
	DISTRIBUTION COMPANIES (Continued)
	Wireless Communications (Continued)
240,000	Jasmine International Public Co. Ltd. (a)	$10,438
8,500	Millicom International Cellular SA	815,575
1,428	Nextwave Wireless Inc.†	1,971
900	NTT DoCoMo Inc.	1,498,563
17,790	Orascom Telecom Holding SAE, GDR†	77,226
30,000	Price Communications Corp., Escrow† (a)	0
34,000	SK Telecom Co. Ltd., ADR	593,980
2,500	Tim Participacoes SA, ADR	82,475
3,000	Turkcell Iletisim Hizmetleri A/S, ADR	50,280
31,000	United States Cellular Corp.†	1,425,070
13,378	Vivo Participacoes SA, ADR	363,480
8,000	Vodafone Group plc, ADR	198,480

		7,555,226

	TOTAL DISTRIBUTION COMPANIES	86,100,831

	COPYRIGHT/CREATIVITY COMPANIES — 37.3%
	Business Services: Advertising — 1.8%
110,000	Clear Channel Outdoor Holdings Inc., Cl. A†	1,257,300
18,000	Harte-Hanks Inc.	210,060
4,200	Havas SA	20,521
9,000	JC Decaux SA†	237,594
2,000	Publicis Groupe	94,991
99,500	SearchMedia Holdings Ltd.†	258,700
60,000	The Interpublic Group of Companies Inc.†	601,800
10,000	Trans-Lux Corp.†	4,900

		2,685,866

	Computer Hardware — 0.5%
2,500	Apple Inc.†	709,375

	Computer Software and Services — 5.6%
78,000	Activision Blizzard Inc.	843,960
21,500	Alibaba.com Ltd.†	44,780
5,000	America Online Latin America Inc., Cl. A† (a)	10
55,000	eBay Inc.†	1,342,000
91,000	Electronic Arts Inc.†	1,495,130
5,000	Google Inc., Cl. A†	2,628,950
145,000	Yahoo! Inc.†	2,054,650

		8,409,480

	Consumer Products — 0.5%
2,000	Nintendo Co. Ltd.	499,760
10,000	Nintendo Co. Ltd., ADR	312,000

		811,760

	Electronics — 0.6%
3,500	IMAX Corp.†	59,010
30,000	Intel Corp.	576,900
3,000	Koninklijke Philips Electronics NV	93,960
20,000	Zoran Corp.†	152,800

		882,670

	Entertainment — 15.5%
11,800	Ascent Media Corp., Cl. A†	315,178
20,000	Crown Media Holdings Inc., Cl. A†	47,800
20,000	DreamWorks Animation SKG Inc., Cl. A†	638,200
60,000	GMM Grammy Public Co. Ltd.	29,654
77,843	Liberty Global Inc., Cl. A†	2,398,343
75,000	Liberty Global Inc., Cl. C†	2,292,000
75,500	Liberty Media Corp. — Capital, Cl. A†	3,930,530
10,000	Liberty Media Corp. — Starz, Cl. A†	648,800
5,423	Live Nation Entertainment Inc.†	53,580
17,000	STV Group plc†	25,503
2,000	The Walt Disney Co.	66,220
62,000	Time Warner Inc.	1,900,300
210,000	Universal Entertainment Corp.†	4,573,311
53,000	Viacom Inc., Cl. A	2,124,770
6,000	Viacom Inc., Cl. B	217,140
140,000	Vivendi	3,826,649
3,000	World Wrestling Entertainment Inc., Cl. A	41,730

		23,129,708

	Hotels and Gaming — 8.3%
73,000	Boyd Gaming Corp.†	529,250
84,000	Gaylord Entertainment Co.†	2,562,000
4,200	Greek Organization of Football Prognostics SA	66,418
71,000	International Game Technology	1,025,950
18,000	Interval Leisure Group Inc.†	242,460
620,000	Ladbrokes plc	1,307,047
35,000	Las Vegas Sands Corp.†	1,219,750
90,000	Melco Crown Entertainment Ltd., ADR†	458,100
32,000	MGM Resorts International†	360,960
18,000	Penn National Gaming Inc.†	532,980
65,000	Pinnacle Entertainment Inc.†	724,750
6,600	Starwood Hotels & Resorts Worldwide Inc.	346,830
See accompanying notes to schedule of investments.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2010 (Unaudited)

		Market
Shares		Value
	COMMON STOCKS (Continued)
	COPYRIGHT/CREATIVITY COMPANIES (Continued)
	Hotels and Gaming (Continued)
30,000	Wynn Macau Ltd.†	$51,889
35,000	Wynn Resorts Ltd.	3,036,950

		12,465,334

	Publishing — 4.5%
20,000	Arnoldo Mondadori Editore SpA†	62,914
75,000	Belo Corp., Cl. A†	465,000
2,833	Golden Books Family Entertainment Inc.† (a)	0
2,000	Idearc Inc.† (a)	6
60,000	Il Sole 24 Ore†	108,133
7,142	Independent News & Media plc†	6,183
800	John Wiley & Sons Inc., Cl. B	32,984
13,000	Meredith Corp.	433,030
100,000	Nation Multimedia Group Public Co. Ltd.† (a)	29,325
215,000	News Corp., Cl. A	2,807,900
40,000	News Corp., Cl. B	602,400
974,000	Post Publishing Public Co. Ltd.† (a)	133,504
4,000	PRIMEDIA Inc.	15,200
2,360	Sanoma Oyj	49,932
1,000	Scholastic Corp.	27,820
252,671	Singapore Press Holdings Ltd.	816,555
600	Spir Communication†	20,326
10,000	Telegraaf Media Groep NV	178,313
6,000	The E.W. Scripps Co., Cl. A†	47,280
20,000	The McGraw-Hill Companies Inc.	661,200
11,091	United Business Media Ltd.	109,676
3,000	Wolters Kluwer NV	62,982

		6,670,663

	TOTAL COPYRIGHT/CREATIVITY COMPANIES	55,764,856

	TOTAL COMMON STOCKS	141,865,687

	WARRANTS — 0.0%
	Broadcasting — 0.0%
2,250	Granite Broadcasting Corp., Ser. A, expire 06/04/12† (a)	2
254	Granite Broadcasting Corp., Ser. B, expire 06/04/12† (a)	0
10,244	Media Prima Berhad, expire 12/31/14†	1,908

		1,910

	Business Services: Advertising — 0.0%
99,500	SearchMedia Holdings Ltd., expire 11/19/11†	39,004

	TOTAL WARRANTS	40,914

Principal
Amount
	U.S. GOVERNMENT OBLIGATIONS — 5.0%
$7,410,000	U.S. Treasury Bills,
	0.135% to 0.220%††,
	11/12/10 to 03/03/11	7,406,710

TOTAL INVESTMENTS — 100.0% (Cost $108,806,071)		$149,313,311

	Aggregate tax cost	$112,158,125

	Gross unrealized appreciation	$53,987,822
	Gross unrealized depreciation	(16,832,636)

	Net unrealized appreciation/depreciation	$37,155,186

(a)	Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At September 30, 2010, the market value of fair valued securities amounted to $429,285 or 0.29% of total investments.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2010, the market value of the Rule 144A security amounted to $63,789 or 0.04% of total investments.

†	Non-income producing security.

††	Represents annualized yield at date of purchase.

ADR	American Depositary Receipt

CPO	Ordinary Participation Certificate

	% of
	Market	Market
Geographic Diversification	Value	Value
North America	70.5%	$105,325,842
Europe	12.4	18,562,572
Latin America	6.7	9,958,557
Japan	6.6	9,804,156
Asia/Pacific	3.2	4,851,555
South Africa	0.5	733,403
Africa/Middle East	0.1	77,226

Total Investments	100.0%	$149,313,311

See accompanying notes to schedule of investments.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC. (the “Fund”)
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
     The Fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).
     Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.
     Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.
     The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:
•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
NOTES TO SCHEDULE OF INVESTMENTS (Continued) (Unaudited)
     A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of September 30, 2010 is as follows:

	Valuation Inputs
	Level 1	Level 2	Level 3	Total
	Quoted	Other Significant	Significant	Market Value
	Prices	Observable Inputs	Unobservable Inputs	at 9/30/10
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Distribution Companies
Entertainment	$7,804,791	—	$182,428	$7,987,219
Telecommunications: Long Distance	2,510,121	—	2	2,510,123
Telecommunications: Regional	5,628,231	$63,789	—	5,692,020
Wireless Communications	7,535,007	10,438	9,781	7,555,226
Other Industries (a)	62,356,243	—	—	62,356,243
Copyright/Creativity Companies
Computer Software and Services	8,409,470	—	10	8,409,480
Publishing	6,507,828	162,829	6	6,670,663
Other Industries (a)	40,684,713	—	—	40,684,713

Total Common Shares	141,436,404	237,056	192,227	141,865,687

Warrants:
Broadcasting	1,908	2	—	1,910
Business Services: Advertising	39,004	—	—	39,004

Total Warrants	40,912	2	—	40,914

U.S. Government Obligations	—	7,406,710	—	7,406,710

TOTAL INVESTMENTS IN SECURITIES — ASSETS	$141,477,316	$7,643,768	$192,227	$149,313,311

OTHER FINANCIAL INSTRUMENTS:
LIABILITIES (Unrealized Depreciation): *
INTEREST RATE CONTRACT:
Interest Rate Swap Agreement	$—	$(932,190)	$—	$(932,190)

(a)	Please refer to the Schedule of Investments (“SOI”) for the industry classifications of these portfolio holdings.

*	Other financial instruments are derivatives not reflected in the SOI, such as futures, forwards, and swaps, which are valued at the unrealized appreciation/depreciation of the instrument.
     The Fund did not have significant transfers between Level 1 and Level 2 during the period ended September 30, 2010.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
NOTES TO SCHEDULE OF INVESTMENTS (Continued) (Unaudited)
     The following table reconciles Level 3 investments for which significant unobservable inputs were used to determine fair value:

									Net change
									in unrealized
									appreciation/
									depreciation
				Change in					during the
	Balance	Accrued	Realized	unrealized	Net	Transfers	Transfers	Balance	period on Level 3
	as of	discounts/	gain/	appreciation/	purchases/	into	out of	as of	investments held
	12/31/09	(premiums)	(loss)	depreciation	(sales)	Level 3†	Level 3†	9/30/10	at 9/30/10

INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Distribution Companies
Entertainment	$135,089	$—	$—	$47,339	$—	$—	$—	$182,428	$47,339
Telecommunications: Long Distance	2	—	—	—	—	—	—	2	—
Wireless Communications	0	—	—	(171)	—	9,952	—	9,781	(171)
Copyright/Creativity Companies
Computer Software and Services	10	—	—	—	—	—	—	10	—
Publishing	0	—	—	(1)	—	7	—	6	(1)

Total Common Stocks	135,101	—	—	47,167	—	9,959	—	192,227	47,167

Preferred Stocks	0	—	(196,201)	196,201	(0)	—	—	—	—
Warrants	0	—	—	—	—	—	(0)	—	—

TOTAL INVESTMENTS IN SECURITIES	$135,101	$—	$(196,201)	$243,368	$(0)	$9,959	$(0)	$192,227	$47,167

†	The Fund’s policy is to recognize transfers into and transfers out of Level 3 as of the beginning of the reporting period.
     In January 2010, the Financial Accounting Standards Board (“FASB”) issued amended guidance to improve disclosure about fair value measurements which requires additional disclosures about transfers between Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements in the reconciliation of fair value measurements using significant unobservable inputs (Level 3). FASB also clarified existing disclosure requirements relating to the levels of disaggregation of fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2009 and interim periods within those fiscal years. Management has adopted the amended guidance and determined that there was no material impact to the Fund’s financial statements except for additional disclosures made in the notes. Disclosures about purchases, sales, issuances, and settlements in the rollforward of activity in Level 3 fair value measurements are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. Management is currently evaluating the impact of the additional disclosure requirements on the Fund’s financial statements.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/loss on investments.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
NOTES TO SCHEDULE OF INVESTMENTS (Continued) (Unaudited)
Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.
Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Restricted and Illiquid Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. The Fund held no restricted or illiquid securities at September 30, 2010.
Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purpose of hedging or protecting its exposure to interest rate movements and movements in the securities markets, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.
     The Fund’s derivative contracts held at September 30, 2010, if any, are not accounted for as hedging instruments under GAAP.
     Swap Agreements. The Fund may enter into interest rate swap or cap transactions for the purpose of hedging or protecting its exposure to interest rate movements and movements in the securities markets. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay periodically to the other party (which is known as the “counterparty”) a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund periodically a variable rate payment that is intended to approximate the Fund’s variable rate payment obligation on the Series C Auction Rate Cumulative Preferred Stock (“Series C Stock”). In an interest rate cap, the Fund would pay a premium to the counterparty and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from that

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
NOTES TO SCHEDULE OF INVESTMENTS (Continued) (Unaudited)
counterparty payments of the difference based on the notional amount of such cap. Interest rate swaps and cap transactions introduce additional risk because the Fund would remain obligated to pay preferred stock dividends when due in accordance with the Articles Supplementary even if the counterparty defaulted. In a swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time a swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.
     The Fund has entered into an interest rate swap agreement with Citibank N.A. Under the agreement, the Fund receives a floating rate of interest and pays a respective fixed rate of interest on the nominal value of the swap. Details of the swap at September 30, 2010 are as follows:

Notional		Floating Rate*	Termination	Net Unrealized
Amount	Fixed Rate	(rate reset monthly)	Date	Depreciation
$10,000,000	4.32000%	0.25781%	4/04/13	$(932,190)

*	Based on LIBOR (London Interbank Offered Rate).
     Current notional amounts are an indicator of the average volume of the Fund’s derivative activities during the period.
     Futures Contracts. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, which are included in unrealized appreciation/depreciation on futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.
     There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. During the period ended September 30, 2010, the Fund had no investments in futures contracts.
     Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
     The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. During the period ended September 30, 2010, the Fund had no investments in forward foreign exchange contracts.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
NOTES TO SCHEDULE OF INVESTMENTS (Continued) (Unaudited)
     The following table summarizes the net unrealized depreciation of derivatives held at September 30, 2010 by primary risk exposure:

Net Unrealized
Depreciation at
Liability Derivatives:	September 30, 2010

Interest Rate Contract	$(932,190)
Tax Information. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.
     At December 31, 2009, the Fund had net capital loss carryforwards for federal income tax purposes of $18,397,965 which are available to reduce future required distributions of net capital gains to shareholders. $5,028,023 of the loss carryforward is available through 2016; and $13,369,942 is available through 2017.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
AND YOUR PERSONAL PRIVACY
Who are we?
The Gabelli Global Multimedia Trust Inc. (the “Fund”) is a closed-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.
What kind of non-public information do we collect about you if you become a shareholder?
When you purchase shares of the Fund on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.
•	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.
•	Information about your transactions with us. This would include information about the shares that you buy or sell; it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services—like a transfer agent—we will also have information about the transactions that you conduct through them.
What information do we disclose and to whom do we disclose it?
We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.
What do we do to protect your personal information?
We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

AUTOMATIC DIVIDEND REINVESTMENT AND
VOLUNTARY CASH PURCHASE PLANS
Enrollment in the Plan
     It is the policy of The Gabelli Global Multimedia Trust Inc. (the “Fund”) to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). The Plan authorizes the Fund to credit shares of common stock to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their stock certificates to Computershare Trust Company, N.A. (“Computershare”) to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distributions in cash must submit this request in writing to:
The Gabelli Global Multimedia Trust Inc.
c/o Computershare
P.O. Box 43010
Providence, RI 02940–3010
     Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan, may contact Computershare at (800) 336-6983.
     If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name your distributions will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.
     The number of shares of common stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of common stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the next trading day. If the net asset value of the common stock at the time of valuation exceeds the market price of the common stock, participants will receive shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Computershare will buy shares of common stock in the open market, or on the NYSE or elsewhere, for the participants’ accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common stock exceeds the then current net asset value.
     The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

Voluntary Cash Purchase Plan
     The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.
     Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Fund’s common shares at the then current market price. Shareholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 43010, Providence, RI 02940–3010 such that Computershare receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by Computershare at least 48 hours before such payment is to be invested.
     Shareholders wishing to liquidate shares held at Computershare must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.
     For more information regarding the Automatic Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.
     The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 90 days written notice to participants in the Plan.

DIRECTORS AND OFFICERS
THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
One Corporate Center, Rye, NY 10580-1422
Directors
Mario J. Gabelli, CFA
    Chairman & Chief Executive Officer,
    GAMCO Investors, Inc.
Anthony J. Colavita
    President,
    Anthony J. Colavita, P.C.
James P. Conn
    Former Managing Director &
    Chief Investment Officer,
    Financial Security Assurance Holdings Ltd.
Gregory R. Dube
    Managing Member, Roseheart Associates, LLC
Frank J. Fahrenkopf, Jr.
    President & Chief Executive Officer,
    American Gaming Association
Anthony R. Pustorino
    Certified Public Accountant,
    Professor Emeritus, Pace University
Werner J. Roeder, MD
    Medical Director,
    Lawrence Hospital
Salvatore J. Zizza
    Chairman, Zizza & Co., Ltd.
Officers
Bruce N. Alpert
    President
Carter W. Austin
    Vice President & Ombudsman
Peter D. Goldstein
    Chief Compliance Officer
Laurissa M. Martire
    Vice President
Agnes Mullady
    Treasurer & Secretary
Investment Adviser
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422
Custodian
State Street Bank and Trust Company
Counsel
Paul, Hastings, Janofsky & Walker LLP
Transfer Agent and Registrar
Computershare Trust Company, N.A.
Stock Exchange Listing

		6.00%
	Common	Preferred
NYSE–Symbol:	GGT	GGT PrB
Shares Outstanding:	13,582,453	791,014
The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”
The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

For general information about the Gabelli Funds, call 800-GABELLI (800-422-3554), fax us at 914-921-5118, visit Gabelli Funds’ Internet homepage at: www.gabelli.com, or e-mail us at: closedend@gabelli.com

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase shares of its common stock in the open market when the Fund’s shares are trading at a discount of 5% or more from the net asset value of the shares. The Fund may also, from time to time, purchase shares of its preferred stock in the open market when the preferred shares are trading at a discount to the liquidation value.

THE GABELLI GLOBAL MULTIDEIA TRUST INC. One Corporate Center Rye, NY 10580-1422 (914) 921-5070 www.gabelli.com Third Quarter Report September 39, 2010 GGT Q3/2010

Item 2. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 3. Exhibits.
Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) The Gabelli Global Multimedia Trust Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert

Bruce N. Alpert, Principal Executive Officer

Date	11/26/10
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert

Bruce N. Alpert, Principal Executive Officer

Date	11/26/10

By (Signature and Title)*	/s/ Agnes Mullady

Agnes Mullady, Principal Financial Officer and Treasurer

Date	11/26/10

*	Print the name and title of each signing officer under his or her signature.